UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2021

NAVSIGHT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12020 Sunrise Valley Drive, Suite 100

Reston, Virginia 20191

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (571) 500-2236

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, par value $0.0001 per share, and one-half of one Warrant	NSH.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	NSH	The New York Stock Exchange

Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	NSH.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 13, 2021, NavSight Holdings, Inc., a Delaware corporation (“NavSight”), held a special meeting of its stockholders (the “Special Meeting”) in connection with the proposed merger of NavSight Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of NavSight (“Merger Sub”) with and into Spire Global, Inc. (“Spire”), with Spire surviving the merger as a wholly-owned subsidiary of NavSight and NavSight changing its name to “Spire Global, Inc.”, pursuant to the terms of the Business Combination Agreement, dated as of February 28, 2021 (the “Business Combination Agreement”), by and among NavSight, Merger Sub, Spire and certain of Spire’s stockholders (the “Merger” and the other transactions contemplated by the Business Combination Agreement are collectively herein referred to as the “Business Combination”).

At the Special Meeting, NavSight’s stockholders approved the nine proposals below (the “Proposals”), each of which is defined and described in more detail in the definitive proxy statement/prospectus/information statement filed by NavSight with the Securities and Exchange Commission on July 22, 2021. Only stockholders of record as of the close of business on June 21, 2021, the record date for the Special Meeting, were entitled to vote at the Special Meeting. As of the record date, 28,531,727 shares of NavSight’s common stock were outstanding and entitled to vote at the Special Meeting. At the Special Meeting, there were 17,866,883 shares voted by proxy or in person, which number constituted a quorum. The Business Combination is expected to close on August 16, 2021.

Final voting results for each of the Proposals are presented below:

Proposal 1: BCA Proposal

Votes Cast For	Votes Cast Against	Abstentions
15,307,819	1,883,825	12,458

Proposal 2: Organizational Documents Proposal A

Votes Cast For	Votes Cast Against	Abstentions
14,695,993	2,437,908	70,201

Proposal 3: Organizational Documents Proposal B

Votes Cast For	Votes Cast Against	Abstentions
14,694,294	2,439,041	70,767

Proposal 4: Organizational Documents Proposal C

Votes Cast For	Votes Cast Against	Abstentions
15,202,441	1,931,637	70,024

Proposal 5: Organizational Documents Proposal D

Votes Cast For	Votes Cast Against	Abstentions
15,248,021	1,887,099	68,982

Proposal 6: Director Election Proposal

Votes Cast For	Votes Cast Against	Abstentions
15,248,464	1,883,797	71,841

Proposal 7: Stock Issuance Proposal

Votes Cast For	Votes Cast Against	Abstentions
15,235,595	1,897,754	70,753

Proposal 8: Equity Incentive Plan Proposal

Votes Cast For	Votes Cast Against	Abstentions
15,183,024	1,943,299	77,779

Proposal 9: ESPP Proposal

Votes Cast For	Votes Cast Against	Abstentions
15,194,601	1,936,617	72,884

A vote regarding adjournment of the Special Meeting (Proposal 10) was deemed not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve each of the foregoing matters.

Item 7.01 Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On August 13, 2021, NavSight issued a press release announcing the approval of the Proposals at the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated August 13, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVSIGHT HOLDINGS, INC.

By:	/s/ Jack Pearlstein
	Name:	Jack Pearlstein
	Title:	Chief Financial Officer

Dated: August 13, 2021